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                                                                 Exhibit 10.97


                           AGREEMENT FOR SATISFACTION
                                  OF DEBT AND
                          CAPITALIZATION OF SUBSIDIARY

         THIS AGREEMENT FOR SATISFACTION OF DEBT AND CAPITALIZATION OF SUBSIDIARY is executed to be effective as of the 16th day of December, 1998 by and between Venture Capital Corporation, a Cayman Islands company (herein, "VCC") and Western International Insurance Company, a Cayman Islands insurance company (herein, "WIIC").

WHEREAS, Venture Capital Corporation, a Cayman Islands Company (herein, "VCC") is the owner and holder of 100% of the common capital stock of Western International Insurance Company, a Cayman Islands insurance company (herein, "WIIC"); and

WHEREAS, there is that certain promissory note (herein, "Note") dated as of January 1, 1997 made by VCC and payable to the order of WIIC in the original principal amount of $560,566.00 given upon the occasion of the sale by WIIC to VCC of Star Insurance Company, Ltd. and Western International Trust Company Limited; and

WHEREAS, VCC is the owner and holder of 4,100,000 shares of the common capital stock (herein, the "Stock") of Insurance Management Solutions Group, Inc., a Florida corporation (herein, "IMSG"); and

WHEREAS, VCC either has executed or intends to execute that an Underwriting Agreement (herein, "Underwriting Agreement") by and between VCC, IMSG, and Raymond James & Associates, Inc., Lehman Brothers, ING Baring Furman Selz LLC. pursuant to which VCC will be a Selling Shareholder with respect to the public sale of stock of IMSG; and

WHEREAS, WIIC has negotiated to loan (herein, "Loan") to Bankers Insurance Group, Inc., a Florida corporation the sum of U.S.$12,000,000.00 which loan shall be contingent upon the closing of the transaction contemplated by this Agreement; and

WHEREAS, the parties wish to satisfy the Note and provide additional capital to WIIC to permit WIIC to make the Loan to BIG and otherwise to accomplish its corporate purposes;

NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth and with the intent that Bankers Insurance Group, Inc. may rely hereon agreements the parties hereto do covenant and agree as follows:

1. VCC shall convey all of its right, title and interest in and to not less than 50% of the Excess Stock (as hereafter defined) to WIIC free and clear of all liens and encumbrances and further shall contribute the Net Proceeds (as hereafter defined) to the capital of WIIC. Such conveyance and contribution shall occur promptly upon receipt by VCC. For purposes hereof the term "Excess Stock" shall



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mean all of its Stock other than that which is sold pursuant to the
Underwriting Agreement, and the term "Net Proceeds" shall mean the net cash proceeds received by VCC from the public sale of the Stock in excess of the expenses of VCC attributable to the sale.

2. WIIC shall mark the Note "Satisfied In Full" and shall return the same to VCC for retirement.

3.       WIIC shall make the Loan to Bankers Insurance Group, Inc.


         IN WITNESS WHEREOF, the undersigned has executed this instrument under seal the day and year first above written.

Signed, sealed and delivered
in the presence of:                          Venture Capital Corporation

/s/ JOHN E. SMITH                            By: /s/ BARRY B. BENJAMIN
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SIGNATURE                                       Barry B. Benjamin, President
John E. Smith, Secretary
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NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

/s/ ILLEGIBLE
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SIGNATURE
Illegible
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NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                            (CORPORATE SEAL)


                                             Western International Insurance
                                             Company


/s/ JOHN E. SMITH                            By: /S/ BARRY B. BENJAMIN
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SIGNATURE                                       Barry B. Benjamin, President
John E. Smith, Secretary
----------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

/s/ ILLEGIBLE
----------------------------------
SIGNATURE
Illegible
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NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                            (CORPORATE SEAL)